                                                                      EXHIBIT 32



                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ceres Group, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 14, 2003                 By:  /s/ Thomas J. Kilian
      -----------------                      ----------------------------------
                                             Thomas J. Kilian
                                             Chief Executive Officer


Date: November 14, 2003                 By:  /s/ David I. Vickers
      -----------------                      ----------------------------------
                                             David I. Vickers
                                             Chief Financial Officer


This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.